UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2008

FREEDOM FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51286	43-1647559
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3058 East Elm Street, Springfield, MO 65802
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (417) 866-6600

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02    COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

        On December 16, 2008 Freedom Financial Group, Inc. (the "Company") revised the Employment Agreements (the "Employment Agreements") with Jerald L. Fenstermaker, the Company's President and Chief Executive Officer, and with Thomas M. Holgate, the Company's Vice President and Secretary, to include a notice regarding the arbitration clause contained in the Employment Agreements as required by state law.

      A copy of the Employment Agreement with Mr. Fenstermaker and the Employment Agreement with Mr. Holgate are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits

Exhibit Number	Description
10.1	Employment Agreement with Jerald L. Fenstermaker
10.2	Employment Agreement with Thomas M. Holgate

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM FINANCIAL GROUP, INC.
Date: December 18, 2008	By:	/s/ Jerald L. Fenstermaker
President and Chief Executive Officer